UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 18, 2020

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01 Regulation FD Disclosure.
On June 22, 2020, Nelnet, Inc. (the “Company”) issued a press release announcing the U.S. Department of Education, Office of Federal Student Aid (the “Department”) notified the Company that the Company’s proposal in response to the Business Process Operations (“BPO”) component of the Department’s Next Generation Financial Services Environment (“NextGen”) contract procurement process has been determined to be ineligible for award, claiming the Company’s response did not meet certain requirements related to small business participation. A copy of the press release is furnished as Exhibit 99.1 to this report.
The above information and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On June 18, 2020, the Company received a letter from the Department notifying the Company that the Company’s proposal in response to the BPO component of the Department’s NextGen contract procurement process has been determined to be ineligible for award, claiming the Company’s response did not meet certain requirements related to small business participation. BPO is the back office and call center operational functions for servicing the Department’s student loan customers. The Company has requested a debriefing by the Department, and the Company is considering its legal options, including filing a protest challenging the decision.
The Department’s NextGen contract procurement process is comprised of solicitations, including BPO and the Enhanced Processing Solution (“EPS”) transitional information technology platform, which will make up a new framework for the servicing of all of the student loans owned by the Department. On April 2, 2020, the Company announced that the Department had notified the Company that the Company’s response to the EPS component was determined to be outside of the competitive range and would receive no further consideration for an award. The Company has filed an initial and two supplemental protests with the Government Accountability Office challenging the Department’s EPS decision. The Company cannot predict the outcome of these protests. A decision is expected by late July.
Nelnet Servicing, LLC (“Nelnet Servicing”) and Great Lakes Educational Loan Services, Inc. (“Great Lakes”), both subsidiaries of the Company, have existing contracts with the Department to provide servicing for student loans owned by the Department. As of March 31, 2020, Nelnet Servicing was servicing $185.5 billion of student loans for 5.5 million borrowers under its contract, and Great Lakes was servicing $243.2 billion of student loans for 7.3 million borrowers under its contract. Those contracts currently provide for expiration on December 14, 2020, with two potential six-month extensions at the Department’s discretion. If the Department’s NextGen contract decisions stand, Nelnet Servicing and Great Lakes will eventually be required to migrate these portfolios onto another provider’s system and the Company would restructure the Company’s loan servicing segment for long-term success.
The foregoing discussion under this Item 8.01 includes forward-looking statements that involve risks and uncertainties. In connection therewith, see the discussion below under the caption “Forward-looking and cautionary statements,” which is incorporated under this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished or filed as part of this report:

Exhibit No.	Description

99.1*	Press Release dated June 22, 2020 – “Nelnet Issues Statement Regarding Department of Education NextGen Business Process Operations Proposal.”
104**	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101).

* Furnished herewith
** Filed herewith

Forward-looking and cautionary statements

This report contains forward-looking statements within the meaning of federal securities laws. The words "anticipate," “continue,” “could,” "estimate," "expect," “intend,” "may," “plan,” “potential,” "will," “would,” and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. These statements are based on management's current expectations as of the date of this report and are subject to known and unknown risks and uncertainties that may cause actual results or performance to differ materially from those expressed or implied by the forward-looking statements. Such risks include, but are not limited to: risks related to the ability to successfully maintain and increase allocated volumes of student loans serviced by the Company under existing and any future servicing contracts with the Department, which current contracts accounted for 30 percent of the Company's revenue in 2019; risks to the Company related to the Department's initiatives to procure new contracts for federal student loan servicing, including the pending and uncertain nature of the Department's procurement process, the uncertain timing and nature of the outcome of the Company's protest of the reported decision by the Department as to the Company's proposal for the EPS component of the Department's procurement, the uncertain timing and nature of the outcome of the Company’s intended protest of the reported decision by the Department as to the Company’s proposal for the BPO component, the possibility that awards or other evaluations of proposals may be challenged by various interested parties and may not be finalized within the currently anticipated time frame or at all, risks that the Company may not be successful in obtaining any of such potential new contracts, and risks related to the Company's ability to comply with agreements with third-party customers for the servicing of loans; risks related to the severity, magnitude, and duration of the COVID-19 pandemic, including changes in the macroeconomic environment and consumer behavior, restrictions on business, individual, or travel activities intended to slow the spread of the pandemic, and volatility in market conditions resulting from the pandemic; risks and uncertainties from changes in the credit and services marketplace resulting from changes in applicable laws, regulations, government programs, budgets and annual appropriations, and other factors; cybersecurity risks, including potential disruptions to systems, disclosure of confidential information, and/or damage to reputation resulting from cyber-breaches; and other risks and uncertainties set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company’s expectations, the Company disclaims any commitment to do so except as required by securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 22, 2020
NELNET, INC.
By: /s/ JAMES D. KRUGER
Name: James D. Kruger
Title: Chief Financial Officer